Exhibit 99.1

CERTIFICATION OF VERSATA, INC.

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

REGARDING ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Eugene Wong, Chief Executive Officer and Director of Versata, Inc., a Delaware corporation (the “Company”), do hereby certify that:

1.    The Company’s Annual Report on Form 10-K/A for the year ended October 31, 2002 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    Information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ EUGENE WONG
Eugene Wong Chief Executive Officer and Director

Date:	March 26, 2003